UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

April 25, 2007
Date of Report (Date of Earliest Event Reported)


 American Home Mortgage Investment Trust 2007-1
(Exact name of issuing entity as specified in its charter)


 American Home Mortgage Acceptance, Inc.
(Exact name of sponsor as specified in its charter)


 American Home Mortgage Securities LLC
(Exact name of depositor as specified in its charter)


New York                 333-140731-01                  N/A
 (State or other          (Commission                   (IRS Employer
 jurisdiction              File Number)                 Identification No.)
 of incorporation)






c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

Wells Fargo Bank. N.A. was unable to make the required April 25, 2007 distributions of principal and interest on the American Home Mortgage Investment Trust 2007-1, Mortgage-Backed Notes and Grantor Trust Certificates, Series 2007-1. Due to administrative difficulties in determining the necessary information required with respect to its calculation, the net swap payment owed by the swap counterparty was not calculated until after the cut-off time for remitting payments to securityholders. Therefore, the full distribution amount of $10,296,774.56 was distributed to securityholders on April 26, 2007 and will be reflected in the report on Form 10-D to be filed with respect to the April 25, 2007 distribution date. Please see Exhibit
99.1 for a breakdown of the affected classes and dollar amounts.




Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1              Breakdown of Principal and Interest Distribution



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 American Home Mortgage Investment Trust 2007-1
(Issuing Entity)

By: Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kelly Rentz
By: Kelly Rentz, Officer
Date: April 27, 2007


EX-99.1

                        Interest             Principal                    Total
 Class              Distribution          Distribution             Distribution
 A-1-A             $1,187,333.33                 $0.00            $1,187,333.33
 A-1-B               $114,326.72                 $0.00              $114,326.72
 A-1-C             $2,884,651.52                 $0.00            $2,884,651.52
  A-2              $1,761,913.34                 $0.00            $1,761,913.34
  A-3              $1,072,357.95                 $0.00            $1,072,357.95
  M-1                 $79,254.24               $405.22               $79,659.46
  M-2                 $66,573.57               $340.38               $66,913.95
  M-3                 $22,191.19               $113.46               $22,304.65
  M-4                 $31,701.70               $162.09               $31,863.79
  M-5                 $19,021.02                $97.25               $19,118.27
  M-6                 $15,850.85                $81.04               $15,931.89
  M-7                      $0.00                $64.83                   $64.83
  M-8                      $0.00                $64.83                   $64.83
  M-9                      $0.00                $64.83                   $64.83
  B-1                      $0.00               $129.67                  $129.67
  B-2                      $0.00               $137.77                  $137.77
  B-3                      $0.00               $121.88                  $121.88
 IO-P              $3,039,815.88                 $0.00            $3,039,815.88
   X                       $0.00                 $0.00                    $0.00

 Total            $10,294,991.31             $1,783.25           $10,296,774.56